UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 24, 2017

FluoroPharma Medical, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-151381	20-8325616
(Commission File Number)	(IRS Employer Identification No.)

8 Hillside Avenue, Suite 108
Montclair, NJ 07042
(Address of principal executive offices and zip code)

(973) 744-1565
(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On January 24, 2017 FluoroPharma Medical, Inc. (the “Company”) accepted subscriptions pursuant to a Note Purchase Agreement (the “Purchase Agreement”) entered into with certain accredited investors identified therein for the issuance and sale in a private placement (the “Private Placement”) of an aggregate principal amount of up to $1,000,000 of senior secured convertible promissory notes (the “Notes”), convertible into shares of common stock at a conversion price per share equal to the per security price of the securities sold in the Subsequent Financing (such price, or such price as last adjusted) (the “Conversion Price”). The initial closing of the Private Placement was consummated on January 24, 2017 for an aggregate amount of $5,000.  The Company may conduct any number of additional closings so long as the final closing occurs on or before the 240th day following the initial closing date

The Notes mature one year from the date of issuance and bear interest at the rate of 12% per annum. The Notes shall be secured with an “all assets” security agreement.

 The Holder shall have the right, at its option at any time after or simultaneous with a subsequent financing, to convert the principal amount of this Note plus any accrued interest into such number of fully paid and nonassessable whole shares of Common Stock (the “Conversion Shares”) as is obtained by dividing (i) the Outstanding Balance to be converted, multiplied by 1.25, by (ii) the per security price of the securities sold in the Subsequent Financing (such price, or such price as last adjusted, being referred to herein as the “Conversion Price.) Any voluntary conversions made by the Holder under this Note shall not in any way affect the rights of the Holder to the Additional Warrant.The Notes may be prepaid at any time without penalty or premium.

The Notes contain the following event of default provisions:

●
the failure to pay principal within ten business days after such amounts are due;

●
the Company breaches any material covenant or other term or condition of the Notes, the Purchase Agreement or other transaction document, except for a breach of payment, in any material respect and such breach, if subject to cure, continues for a period of twenty days after written notice to the Company from the investor;

●
the Company is advised by written notice from the investor that a material representation or warranty of the Company made in the Notes or Purchase Agreement was false or misleading in any material respect;

●
any dissolution, liquidation or winding up by the Company or a subsidiary of a substantial portion of their business;

●
any cessation of operations by the Company or a subsidiary;

●
the failure by the Company or any subsidiary to maintain any material intellectual property rights, personal, real property, equipment, leases or other assets which are necessary to conduct its business (whether now or in the future) and such breach is not cured with thirty days after written notice to such effect;

●
any money judgment shall be entered or made in a non-appealable adjudication against the Company or any subsidiary or any of their properties or other assets for more than $250,000 in excess of the Company’s insurance coverage, unless stayed vacated or satisfied within 60 days;

●
the Company files any petition or action for relief under any bankruptcy or makes any assignment for the benefit of creditors; or

●
an involuntary petition is filed against the Company under any bankruptcy statute now or hereafter in effect, and such petition is not dismissed or discharged within 60 days.

Upon the closing of a Subsequent Financing, each of the investors shall be issued, in addition to any warrants issued in connection with a Subsequent Financing, an additional warrant (the “Additional Warrant”), to purchase a number of shares of common stock equal to one hundred percent (100%) of the number of shares of common stock purchased by such investor in the Subsequent Financing assuming a per share purchase price of the securities to be issued in the Subsequent Financing. The terms of the Additional Warrants shall be substantially identical to the terms of the warrants issued in the Subsequent Financing, except the exercise price per share of the Additional Warrants shall be equal to the per share purchase price of the securities issued in the Subsequent Financing. In the event no warrants are issued in the Subsequent Financing, each of the investors shall nonetheless be entitled to an Additional Warrant, which Additional Warrant shall be non-callable, exercised on a cash only basis and have a term of five (5) years following the closing date of the Subsequent Financing.

 In January, February and March 2017, the Company issued promissory secured notes for an additional aggregate amount of $115,000.

The Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the investors, in which the Company agreed to file a registration statement (the “Registration Statement”) with the SEC to register for resale the shares of Common Stock issuable upon voluntary conversion of the Notes within 120 calendar days of the final closing date of the Private Placement (the “Filing Date”), and to have the Registration Statement declared effective within 120 calendar days after the Filing Date.

On July 22, 2014, FluoroPharma Medical, Inc. (the “Company”) commenced subscriptions pursuant to a Note Purchase Agreement (the “2014 Purchase Agreement”) entered into with certain accredited investors identified therein for the issuance and sale in a private placement (the “2014 Private Placement”) of an aggregate principal amount of approximately $2,000,000 represented by one-year promissory notes (the “2014 Notes”). In May 2015, the 2014 Notes were amended to (i) extend the maturity date an additional six months, and (ii) change the automatic conversion feature to provide for an increase in the principal amount of the 2014 Notes to be converted from 115% to 125%. In January 2016, the 2014 Notes were amended further to (i) extend the maturity date an additional six months, and (ii) adjust the interest rate of the 2014 Notes up to 12%, applied retroactively from the initial issuance date of the 2014 Notes. On July 22, 2016, the Company entered into a further amendment to the 2014 Notes to extend the maturity date of the Notes for an additional ninety days. On November 2, 2016, the Company obtained majority approval to further amend the 2014 Notes to extend the maturity date of the Notes for additional ninety days, with an effective date of October 22, 2016. On March 13, 2017, the Company obtained majority approval to further amend the 2014 Notes to extend the maturity of the Notes for an additional six months, with an effective date of January 22, 2017.

The foregoing description of the 2014 Private Placement and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the (i) Form of Purchase Agreement dated July 22, 2014 filed as Exhibit 10.1 hereto; (ii) Form of 2014 Note dated July 22, 2014 issued in the Private Placement filed as Exhibit 4.1 hereto, (iii) Form of Amendment No. 3 to the 2014 Notes dated July 22, 2016 filed as Exhibit 4.2 hereto, and (iv) Form of Amendment No. 4 to the 2014 Notes dated October 22, 2016 filed as Exhibit 4.3 hereto.. For a more complete description of the initial terms of the 2014 Private Placement, please see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 25, 2014.

In addition, on March 10, 2017, the Company obtained an amendment, effective January 31, 2017 to extend the maturity date of the promissory note entered into on December 22, 2016 to June 30, 2017. The Company has agreed to amend the interest rate on such promissory note to 15% and to make monthly interest payments starting on March 15, 2017.

On March 14, 2017 the Company obtained an amendment, effective November 25, 2016 to extend the maturity date of the promissory note entered into on October 25, 2016 to June 30, 2017.

Item 2.03.  Creation of a Direct Financial Obligation.

The disclosure set forth under Item 1.01 above is hereby incorporated in its entirety under this Item 2.03.

Item 3.02.  Unregistered Sales of Equity Securities.

As described more fully in Item 1.01 above, the Company consummated the 2016 Private Placement and the 2014 Private Placement.  The issuance of securities in each private placement was exempt from registration pursuant to Section 4(2) of, and Rule 506 under Regulation D promulgated under, the Securities Act of 1933, as amended.

Item 9.01 Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
4.1	Form of Note (2017).
4.2*	Form of Note (2014).
4.3**	Form of Note.
4.4	Form of Amendment to Note (Amendment No. 5 to 2014 Note)
4.5	Form of Amendment to Promissory Note
10.1	Form of Note Purchase Agreement (2017).
10.2*	Form of Note Purchase Agreement (2014).
10.3	Form of Registration Rights Agreement (2017).
10.4	Form of Security Agreement (2017).
10.5	Form of Intercreditor Agreement (2017).

* Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 25, 2014.

** Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 29, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 15, 2017
FLUOROPHARMA MEDICAL, INC.
By: /s/ Thomas H. Tulip Name: Thomas H. Tulip Title: CEO and President

EXHIBIT INDEX
(d)  Exhibits.

Exhibit No.	Description
4.1	Form of Note (2017).
4.2*	Form of Note (2014).
4.3**	Form of Note.
4.4	Form of Amendment to Note (Amendment No. 5 to 2014 Note)
4.5	Form of Amendment to Promissory Note
10.1	Form of Note Purchase Agreement (2017).
10.2*	Form of Note Purchase Agreement (2014).
10.3	Form of Registration Rights Agreement (2017).
10.4	Form of Security Agreement (2017).
10.5	Form of Intercreditor Agreement (2017).

* Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 25, 2014.

** Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 29, 2016.